Exhibit 10.1

$175,000,000

FLIR SYSTEMS, INC.

3.0% SENIOR CONVERTIBLE NOTES DUE 2023

PURCHASE AGREEMENT

June 6, 2003

J.P. MORGAN SECURITIES INC.

BANC OF AMERICA SECURITIES LLC

As Representatives of

the several Initial Purchasers named in

Schedule I to the Purchase

Agreement

c/o J.P. Morgan Securities Inc.

277 Park Avenue, 9th Floor

New York, New York 10172

Ladies and Gentlemen:

FLIR Systems, Inc., an Oregon corporation (the “Company”), proposes to issue and sell to J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives (the “Representatives”) to the several initial purchasers listed on Schedule I hereto (the “Initial Purchasers”), $175,000,000 principal amount of its 3.0% Senior Convertible Notes Due 2023 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture dated as of June 11, 2003 (the “Indenture”) between the Company and Bank of America N.A., as Trustee (the “Trustee”). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $35,000,000 principal amount of its 3.0% Senior Convertible Notes Due 2023 (the “Additional Securities”) if and to the extent that the Initial Purchasers shall have determined to exercise the right to purchase such 3.0% Senior Convertible Notes Due 2023 granted to the Initial Purchasers in Section 1 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”. The Securities will be convertible into shares (the “Underlying Securities”) of common stock of the Company, par value $0.01 per share (the “Common Stock”).

The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), only to qualified institutional buyers (as such term is defined under Rule 144A of the Securities Act) in compliance with the exemptions therefrom.

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined below) among the Company and the Representatives in the form attached hereto as Exhibit A (the “Registration Rights Agreement”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (including the documents incorporated by reference therein, the “Preliminary Offering Memorandum”) and will prepare a final offering memorandum (including the documents incorporated by reference therein, the “Final Offering Memorandum” and together with the Preliminary Offering Memorandum, the “Offering Memorandum”) for the information of the Initial Purchasers and for delivery to prospective purchasers of the Securities.

The Company hereby agrees with the Initial Purchasers as follows:

1. Agreements to Sell and Purchase. The Company agrees to issue and sell the Firm Securities to the several Initial Purchasers as hereinafter provided, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the Firm Securities at a purchase price of 97.25% of the principal amount thereof (the “Purchase Price”), in the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto, plus accrued interest, if any, from June 6, 2003 to the date of payment and delivery.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have a one-time right to purchase up to $35,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, from the Closing Date to the date of payment and delivery. If you, on behalf of the Initial Purchasers, exercise such option, you shall so notify the Company in writing not later than 13 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice.

The Company hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Banc of America Securities LLC, it will not, during the period ending 90 days after the date of the Final Offering Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, (iii) file with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act relating to any additional shares of its Common Stock or securities convertible into, or exchangeable for, any shares of its Common Stock, or publicly disclose the intention to effect any transaction described in clause (i), (ii) or (iii), and whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement or the issuance of the Underlying Securities, (B) the grant by the Company of employee or director stock options in the ordinary course of business, (C) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, and (D) the filing of any registration statement in respect of the Securities and the Underlying Securities.

2. Terms of the Offering. The Company understands that the Initial Purchasers intend to offer privately under the Securities Act their respective portions of the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchasers is advisable and initially to offer the Securities upon the terms set forth in the Final Offering Memorandum.

The Company confirms that it has authorized the Initial Purchasers, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities.

(a) Each Initial Purchaser severally represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(b) Each Initial Purchaser severally acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A under the Securities Act (“Rule 144A”).

(c) Each Initial Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for any such arrangements with the other Initial Purchasers or affiliates of the other Initial Purchasers or with the prior written consent of the Company.

(d) Each Initial Purchaser severally agrees that it and each of its affiliates will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

3. Payment for the Firm Securities shall be made to the Company by wire transfer or other funds immediately available in New York City against delivery of such Firm Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on June 11, 2003, or at such other time on the same or such other date, not later than June 16, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company by wire transfer or other funds immediately available in New York City against delivery of such Additional Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on the date specified in the notice described in Section 1 or at such other time on the same or on such other date, in any event not later than June 19, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Option Closing Date.”

Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the account of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

4. Representations and Warranties. The Company represents and warrants to each Initial Purchaser that:

(a) the Preliminary Offering Memorandum did not, as of its date, and the Final Offering Memorandum in the form used by the Initial Purchasers to confirm sales of the Securities will not as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein;

(b) the documents incorporated by reference in the Preliminary Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Offering Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that with respect to any incorporated document that was amended subsequent to the date such incorporated document was initially filed and prior to the date hereof, this representation and warranty shall be applicable to such incorporated document, as such incorporated document was amended;

(c) the financial statements, and the related notes thereto, of the Company included or incorporated by reference in the Offering Memorandum present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles and practices applied on a consistent basis, except as described in the notes to such financial statements; and the supporting schedules incorporated by reference in the Offering Memorandum present fairly the information required to be stated therein; and the other financial and statistical information and any other financial data set forth in the Offering Memorandum present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company;

(d) since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries which are “significant subsidiaries” within the meaning of Regulation S-X promulgated under the Securities Act (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); and except as set forth or incorporated by reference in the Offering Memorandum neither the Company nor any of its Significant Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole;

(e) the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Oregon, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

(f) each of the Company’s Significant Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company; and all the outstanding shares of capital stock of each Significant Subsidiary of the Company (A) have been duly authorized and validly issued, (B) are fully-paid and non-assessable, and (C) except with respect to the shares of capital stock of FLIR Systems AB, are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

(g) this Agreement has been duly authorized, executed and delivered by the Company;

(h) the Company had at the date indicated in the Final Offering Memorandum a duly authorized, issued and outstanding capitalization as set forth in the Final Offering Memorandum under the caption

“Capitalization” and such authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Final Offering Memorandum; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Offering Memorandum and except for options granted under, or contracts or commitments pursuant to, the Company’s previous or currently existing stock option and other similar officer, director or employee benefit plans; except for this Agreement and the Registration Rights Agreement or stock purchase plans, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require either the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with the Securities registered pursuant to any registration statement;

(i) the shares of Common Stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable;

(j) the Securities have been duly authorized by the Company, and when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming due authentication of the Securities by the Trustee) and paid for as provided herein, will constitute valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Securities will conform to the descriptions thereof in the Final Offering Memorandum;

(k) the Indenture has been duly authorized by the Company, and when executed and delivered by the Company (assuming the authorization, execution and delivery by the Trustee) will be a valid and binding instrument of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture will conform to the description thereof in the Final Offering Memorandum;

(l) the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(m) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto; and the Registration Rights Agreement conforms to the description thereof in the Final Offering Memorandum;

(n) neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Articles of Incorporation or Bylaws or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate are not material to the Company and its subsidiaries, taken as a whole, or to the holders of the Securities. The issue and sale of the Securities and the issuance by the Company of the Underlying Securities upon conversion of the Securities and the performance by the Company of all its obligations under the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Significant Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under (i) state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Initial Purchasers or (ii) under the Securities Act with respect to the registration of the Securities and the Underlying Securities pursuant to the terms of the Registration Rights Agreement;

(o) other than as set forth in the Final Offering Memorandum, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, (i) a Material Adverse Effect, or (ii) a material adverse effect on the consummation of the transactions contemplated in this Agreement and, to the best of Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(p) neither the Company, nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering contemplated by the Final Offering Memorandum;

(q) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Offering Memorandum, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(r) KPMG LLP, who have certified the consolidated financial statements of the Company as of and for the twelve months ended December 31, 2002 are independent public accountants as required under the Securities Act;

(s) the Company and its Significant Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not have a Material Adverse Effect;

(t) except as disclosed in the Final Offering Memorandum there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any subsidiary;

(u) there are no existing or, to the best knowledge of the Company, threatened labor disputes with the employees of the Company or any of its subsidiaries which are likely to have a Material Adverse Effect;

(v) the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company;

(w) each of the Company and its Significant Subsidiaries owns or possesses the right to use the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) reasonably necessary to carry on the business conducted by each as conducted on the date hereof, except to the extent that the failure to own or possess the right to use such Intellectual Property could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, except as set forth or incorporated by reference in the Offering Memorandum, neither the Company nor any Significant Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual

Property, except for notices the content of which if accurate could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(x) each of the Company and its subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Final Offering Memorandum; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof except as would not be material to the Company;

(y) the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except pursuant to the Credit Agreement dated as of March 22, 2002, as amended on June 5, 2003, among the Company and the several other parties thereto, as filed as Exhibit 10.25 to the Company’s Quarterly Report on Form 10-Q with the Commission on April 24, 2002, and except such as are described in the Offering Memorandum or such as do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries and would not have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Offering Memorandum;

(z) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (“Code”). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has

occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions; and

(aa) the Company and each of its subsidiaries (i) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (ii) maintains a system of “disclosure controls and procedures” (as such term is defined in Rule 13a-14(c) under the Exchange Act);

(bb) the Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective.

(cc) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

(dd) the Company and its subsidiaries have complied with all applicable requirements of U.S. laws, rules, regulations or orders applicable to any Government Contract or Bid (each as defined below); neither the Company nor any of its subsidiaries is in material default or breach of any Government Contract nor has the Company or any of its subsidiaries received any notice alleging such a default or breach; to the knowledge of the Company, there are no audits of any Government Contracts being conducted by the U.S. Government, a prime contractor or any other party to any Government Contract, other than those conducted in the ordinary course of business; neither the Company nor any subsidiary, nor to the knowledge of the Company, any of the officers or employees of the Company or any of its subsidiaries (except for the cease and desist order of the Commission binding upon James A. Fitzhenry), is suspended or debarred from doing business with or obtaining export licenses or approvals from any agency of the U.S. Government or is the subject of a finding of nonresponsibility or ineligibility for U.S. Government contracting. For purposes of this provision, “Bid” means any written offer by the Company or any subsidiary that if accepted would lead to a Government Contract and “Government Contract” means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, letter contract, purchase order, delivery order, change order or other arrangement of any kind in writing (i) between the Company or any subsidiary and (A) the U.S. Government (acting on its own behalf or on behalf of another country or international organization), (B) any prime contractor of the U.S. Government or (C) any subcontractor with respect to any contract described in clauses (A) or (B) above or (ii) financed by the U.S. Government and subject to the rules and regulations of the U.S. Government concerning procurement.

(ee) neither the Company, nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering contemplated by the Offering Memorandum;

(ff) none of the Company, any affiliate of the Company or any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;

(gg) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(hh) Assuming the accuracy of the Initial Purchaser’s representations set forth in Section 2 hereof, the offer and sale of the Securities in the manner contemplated by this Agreement and the Offering Memorandum will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Securities under the Trust Indenture Act of 1939 (the “TIA”).

(ii) None of the Company, nor any of its affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities (other than any offers of the Securities (i) to the Initial Purchasers and (ii) to prospective purchasers from the Initial Purchasers, in each case pursuant to the transaction specifically contemplated in this Agreement) or (ii) has offered or will offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement; and

5. Covenants of the Company. The Company covenants and agrees with each of the several Initial Purchasers as follows:

(a) to deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchasers may reasonably request;

(b) before distributing any amendment or supplement to the Offering Memorandum, to furnish to the Initial Purchasers a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Initial Purchasers reasonably object;

(c) if, at any time prior to the completion of the initial placement of the Securities by the Initial Purchasers, as evidenced by a notice in writing from the Initial Purchasers to the Company, any event shall occur as a result of which it is necessary in the reasonable opinion of the Initial Purchasers to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances when the Final Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to prepare and furnish, at the expense of the Company, to the Initial Purchasers and to the dealers (whose names and addresses the Initial Purchasers will furnish to the Company) to which Securities may have been sold by the Initial Purchasers on behalf of the Initial Purchasers and to any other dealers upon request, such amendments or supplements to the Final Offering Memorandum as may be necessary to correct such untrue statement or omission or so that the statements in the Final Offering Memorandum as so amended or supplemented will comply with applicable law;

(d) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Initial Purchasers) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Initial Purchasers may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified;

(e) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Final Offering Memorandum under the caption “Use of Proceeds”;

(f) to use its best efforts to have the Underlying Securities listed on the Nasdaq National Market;

(g) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(h) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and distribution of the Offering Memorandum (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may designate (including reasonable fees of counsel for the Initial Purchasers and their disbursements), (iv) in connection with the approval for trading of the Securities on any securities exchange or inter-dealer quotation system (as well as in connection with the designation of the Securities as Portal securities), (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the preliminary and supplemental blue sky memoranda and any legal investment survey and the furnishing to Initial Purchasers and dealers of copies of the Offering Memorandum, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) in connection with the listing of the Underlying Securities on the Nasdaq National Market, and (ix) any expenses incurred by the Company in connection with a “road show” presentation to potential investors (it being understood that, except as expressly set forth in this Section 6(h) and elsewhere in this Agreement, the Company shall have no obligation to pay any costs and expenses of the Initial Purchasers);

(i) while the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);

(j) the Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;

(k) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(l) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities or the Underlying Securities in a manner which would require the registration under the Securities Act of the Securities and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offerings contemplated hereby; and

(m) prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, to qualify the Indenture under the TIA, and to enter into any necessary supplemental indentures in connection therewith.

6. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers hereunder to purchase the Firm Securities on the Closing Date are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(b) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of a) any intended or potential downgrading or b) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

(c) since the respective dates as of which information is given in the Final Offering Memorandum there shall not have been any (i) change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, its financial condition, management or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Offering Memorandum; or (ii) any suspension or material limitation of trading in the capital stock of the Company on the Nasdaq National Market, in either case, the effect of which in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Final Offering Memorandum;

(d) the Initial Purchasers shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company’s financial matters, satisfactory to the Initial Purchasers to the effect set forth in Sections 6(a) and 6(b) and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole from that set forth or contemplated in the Offering Memorandum;

(e) Ater Wynne LLP, outside counsel for the Company, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date, substantially in form and substance satisfactory to the Initial Purchasers, as attached hereto as Exhibit B-1;

(f) Windels Marx Lane & Mittendorf, LLP, outside counsel for the Company, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date, substantially in form and substance satisfactory to the Initial Purchasers, as attached hereto as Exhibit B-2;

(g) on the date of the issuance of the Final Offering Memorandum and also on the Closing Date, KPMG LLP shall have furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum;

(h) the Initial Purchasers shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Initial Purchasers, with respect to the due authorization and valid issuance of the Securities, the Registration Rights Agreement and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(i) the “lock-up” agreements, each substantially in the form of Exhibit C hereto, between you and the officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date;

(j) an application for the listing of the Underlying Securities shall have been submitted to the NASDAQ National Market if necessary; and

(k) on or prior to the Closing Date the Company shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall reasonably request.

The obligations of the Initial Purchaser to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the legal existence of the Company, the due authorization, execution, authentication and issuance of the Additional Securities and other matters related to the execution, authentication and issuance of the Additional Securities.

7. Indemnity and Contribution. The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum (and any amendment or supplement thereto) or the Final Offering Memorandum (and any amendment or supplement thereto if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Initial Purchasers expressly for use therein;

Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use in the Offering Memorandum or any amendment or supplement thereto.

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchasers and such control persons of the Initial Purchasers shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the

Securities. The relative fault of the Company on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedule I hereto, and not joint.

The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

8. Termination. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Initial Purchasers, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of

Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchasers, is material and adverse and which, in the judgment of the Initial Purchasers, makes it impracticable to offer, sell or deliver the Securities on the terms and in the manner contemplated in the Final Offering Memorandum or to enforce contracts for the sale of the Securities.

9. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as the Initial Purchasers may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

10. Reimbursement. If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchasers’ obligations cannot be fulfilled, the Company agrees to reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

12. Notices. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Initial Purchasers c/o J.P. Morgan Securities Inc., 277 Park Avenue, 9th Floor, New York, New York 10017 (telefax: (212) 622-2071); Attention: Syndicate Department. Notices to the Company shall be given to it at 16505 S.W. 72nd Avenue, Portland, Oregon 97224; Attention: General Counsel.

13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

14. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

Very truly yours,

FLIR SYSTEMS, INC.

By:	/s/ STEPHEN M. BAILEY
Name: Stephen M. Bailey
Title: Senior Vice President and Chief Financial Officer

[Signature Follows]

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES INC.

By:	/s/ BILL CONTENTE
Name: Bill Contente
Title: Managing Director

BANC OF AMERICA SECURITIES LLC

By:	/s/ ANTHONY L. TRUNZZ
Name: Anthony L. Trunzz
Title: Managing Director

SCHEDULE I

Initial Purchaser	Principal Amount of Securities
J.P. Morgan Securities Inc.	70,000,000
Banc of America Securities LLC	70,000,000
Needham & Company, Inc	11,667,667
Stephens Inc.	11,667,667
Thomas Weisel Partners LLC	11,667,666

Total	$175,000,000

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT B-1

FORM OF OPINION

OF

ATER WYNNE LLP

(a) the Company is duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum;

(b) each of the Company’s U.S. subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and all of the outstanding shares of capital stock of each U.S. subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as provided in the Credit Agreement;

(c) other than as set forth or contemplated in the Offering Memorandum, to such counsel’s knowledge, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents that are not described in the Offering Memorandum that are required to be so described;

(d) the Company has all requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations thereunder; the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company; this Agreement has been duly and validly executed and delivered by the Company; and the Registration Rights Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid and binding obligation of the Company;

(e) the Securities have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture;

(f) the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Company’s Articles of Incorporation or Bylaws or under the Oregon Business Corporation Act;

(g) the Company has all requisite corporate power and authority to execute and deliver the Indenture and perform its obligations thereunder; the execution and delivery of the Indenture has been authorized by all necessary corporate action on the part of the Company; the Indenture has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding instrument of the Company;

(h) each of the Indenture, the Registration Rights Agreement and the Securities conform in all material respects to the description thereof contained in the Offering Memorandum;

(i) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended;

(j) the statements (A) in the Offering Memorandum under the captions “Description of Notes,” “Plan of Distribution” and “Transfer Restrictions,” (B) incorporated by reference in the Offering Memorandum from Item 3 of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and (C) incorporated by reference in the Offering Memorandum from Item 5 of the Company’s Current Reports on Form 8-K, filed since such Annual Report, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, respectively, fairly present the information called for with respect to such legal matters, documents or proceedings;

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(k) neither the Company nor any of its U.S. subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Articles of Incorporation or By-Laws; the Indenture, this Agreement and the Registration Rights Agreement, the issuance and sale of the Securities pursuant to this Agreement and compliance by the Company with the terms and provisions thereof and the consummation of the transactions contemplated therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

(l) no consent, approval, authorization or qualification of or with any federal or state court, governmental agency or body is required for the issue and sale of the Securities and the issuance of the Underlying Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture (other than federal securities laws, as to which such counsel expresses no opinion in this paragraph except with respect to the Company’s obligations under the Registration Rights Agreement, and state securities or blue sky laws, as to which such counsel expresses no opinion and rules and regulations of the Nasdaq National Market);

(m) when the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

(n) assuming (i) the representations of the Initial Purchasers and the Company contained in this Agreement are true, correct and complete, (ii) compliance by the Initial Purchasers and the Company with their respective covenants set forth in this Agreement and (iii) the accuracy of the representations and warranties made in accordance with this Agreement and the Final Memorandum by purchasers to whom the Initial Purchasers initially resell the Securities, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers pursuant to this Agreement, in the manner contemplated by this Agreement and described in the Offering Memorandum, to register

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the Securities under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended

(o) the Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized by the Company and, when issued upon issuance of the Common Stock, will be validly issued, and the Series A Junior Participating Preferred Stock has been duly authorized by the Company and validly reserved for issuance upon the exercise of the Rights and, when issued upon such exercise in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable;

In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Oregon and New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters’ counsel) of other counsel reasonably acceptable to the Underwriters’ counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel’s opinion, the Underwriters and they are justified in relying thereon.

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EXHIBIT B-2

FORM OF OPINION

OF

WINDELS MARX LANE & MITTENDORF, LLP

(a) The Securities, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture.

(b) The Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid and binding obligation of the Company.

(c) The Indenture has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding instrument of the Company.

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EXHIBIT C

FORM OF LOCK-UP LETTER

June?, 2003

J.P. MORGAN SECURITIES INC.

BANC OF AMERICA SECURITIES LLC

As Representatives of

the several Initial Purchasers named in

Schedule I to the Purchase

Agreement

c/o J.P. Morgan Securities Inc.

277 Park Avenue

8th Floor

New York, NY 10260

Re: FLIR Systems, Inc.

Ladies and Gentlemen:

The undersigned, a security holder (the “Holder”) of FLIR Systems, Inc., an Oregon corporation (the “Company”), understands that J.P. Morgan Securities Inc. and Banc of America Securities LLC (together, the “Representatives”) and the several other initial purchasers (together with the Representatives, the “Initial Purchasers”) propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company providing for the issuance and sale of the Company’s convertible notes (the “Securities”).

In consideration of the Representatives’ agreement to purchase the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Holder hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., the Holder will not, during the period commencing as of the date hereof and ending ninety (90) days after the date of the Purchase Agreement (the “Lock Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company, $0.01 per share par value (the “Common Stock”), or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the Holder in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the Holder agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the Lock Up Period, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The Holder hereby represents and warrants that the Holder has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the Holder shall be binding upon the successors, assigns, heirs or personal representatives of the Holder.

The Holder understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the Holder shall be released form all obligations under this Letter Agreement.

The Holder understands that the Representatives are entering into the Purchase Agreement and proceeding with the offering of the Securities in reliance upon this Letter Agreement.

[Signatures Follow]

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This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

“HOLDER”

Print Name

By:
Name:
Title:

[J.P. Morgan Securities Inc. Signature Follows]

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Accepted as of the date first set forth above:

J.P. MORGAN SECURITIES INC.

Acting on behalf of the Representatives and the several Initial Purchasers named in Schedule I to the Purchase Agreement

By:	J.P. MORGAN SECURITIES INC.

By:
Name:
Title:

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